UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
April 13, 2021
Date of Report (Date of earliest event reported)

SOLARWINDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38711	81-0753267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7171 Southwest Parkway
Building 400
Austin, Texas 78735
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (512) 682-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SWI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On April 13, 2021, SolarWinds Corporation (“SolarWinds”) issued a press release announcing preliminary financial results for the fiscal quarter ended March 31, 2021, including preliminary financial results for its Core IT Management and N-able business and second quarter and full-year 2021 outlook for the N-able business. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information in this report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.
SolarWinds refers to non-GAAP financial information in the press release. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the potential spin-off of N-able, Michael Bingle informed SolarWinds of his intent not to stand for reelection to the Company's Board of Directors (the "Board") at the Company's 2021 Annual Meeting of Stockholders (the "Annual Meeting"). Mr. Bingle is expected to serve as a director at N-able upon the completion of the potential spin-off transaction. Mr. Bingle will continue to serve on the SolarWinds Board until the date of the Annual Meeting. The decision of Mr. Bingle is not the result of any disagreements with the Company.

Item 7.01	Regulation FD Disclosure.
Also on April 13, 2021, SolarWinds announced the availability of an investor presentation in connection with the previously announced potential spin-off of the N-able business. Representatives of N-able expect to use the investor presentation in various meetings with analysts and investors regarding the N-able business to be held prior to the completion of the potential spin-off. A copy of such presentation is furnished hereto as Exhibit 99.2 and is available on the investor relations section of SolarWinds’s website.
The information contained in this Item 7.01, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release issued by SolarWinds Corporation dated April 13, 2021
99.2	N-able Investor Presentation dated April 13, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARWINDS CORPORATION

Dated:	April 13, 2021	By:	/s/ Sudhakar Ramakrishna
Sudhakar Ramakrishna
President and Chief Executive Officer